SOFTLOCK SERVICES, INC.
                        (A Development Stage Company)

                                 BALANCE SHEET
                                   (Unaudited)

                                  June 30, 1998


ASSETS

CURRENT ASSETS:
 Cash                                                          $  450,171
 Accounts receivable and other                                     32,183
 Other current assets                                              19,987
                                                                 --------
   Total current assets                                           502,341

PROPERTY AND EQUIPMENT:
 Office furniture and equipment                                    35,941
 Less- Accumulated depreciation                                    23,246
                                                                 --------
                                                                   12,695
                                                                 --------
                                                               $  515,036
                                                                 ========

LIABILITIES AND SHAREHOLDERS' (INVESTMENT)/EQUITY

CURRENT LIABILITIES:
 Accounts payable                                               $ 158,950
 Accrued compensation and
  related liabilities                                              73,006
                                                                  -------
   Total current liabilities                                      231,956

SHAREHOLDERS' EQUITY:
 Common stock, $.01 par value,
  6,000,000 authorized
  Issued and outstanding -
   1,579,021 shares                                                15,790
 Additional paid-in capital                                     2,182,535
 Deficit accumulated during the
  development stage                                            (1,646,365)
 Less- Note receivable -
   exercise of options                                           (268,880)
                                                                ---------
                                                                  283,080
                                                                ---------
                                                               $  515,036
                                                                =========

                            SOFTLOCK SERVICES, INC.
                        (A Development Stage Company)


                     STATEMENTS OF OPERATIONS (UNAUDITED)

   FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998 AND 1997 AND THE PERIOD FROM
                INCEPTION (MAY 11, 1992) THROUGH JUNE 30, 1998

                                                                    Period
                                          Six          Six          From
                                          Months       Months       Inception
                                          Ended        Ended        Through
                                          June 30,     June 30,     June 30,
                                          1998         1997         1998

REVENUES                                  $  61,619    $  19,679    $ 266,460

COST OF REVENUES:                            12,318       12,627      125,160
                                             ------       ------      -------
 Gross profit                                49,301        7,051      141,300

OPERATING EXPENSES:                         332,062      351,432    1,825,711
                                            -------      -------    ---------
 Loss from operations                      (282,761)    (344,381)  (1,684,411)

OTHER INCOME:                                19,526      10,347        40,415
                                            -------     -------     ---------
 Loss before income taxes                  (263,235)   (334,034)   (1,643,996)

INCOME TAX EXPENSE                              513         793         2,369
                                           --------     -------     ---------
NET LOSS                                  $(263,748)  $(334,827)  $(1,646,365)
                                            =======     =======     =========


                           SOFTLOCK SERVICES, INC.
                        (A Development Stage Company)


                       STATEMENTS OF CASH FLOWS (UNAUDITED)

   FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998 AND 1997 AND THE PERIOD FROM
                INCEPTION (MAY 11, 1992) THROUGH JUNE 30, 1998

                                                                    Period
                                          Six          Six          From
                                          Months       Months       Inception
                                          Ended        Ended        Through
                                          June 30,     June 30,     June 30,
                                          1998         1997         1998

CASH FLOWS FORM OPERATING ACTIVITIES:
  Net loss                                $(263,748)   $(334,827)   $(1,646,365)
  Adjustments to reconcile net loss
   to net cash used in operating
   activities-
     Depreciation                             3,380        5,726         23,246
     Changes in assets and liabilities-
       Accounts receivable and other        (30,575)         (46)       (32,183)
       Other current assets                 (15,713)      (6,792)       (19,987)
       Accounts payable                      92,760        3,309        158,950
       Accrued compensation and related
        liabilities                          44,505       11,088         73,006
                                           --------      -------        -------
         Net cash used in operating
          activities                       (169,391)    (321,542)    (1,443,333)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment             -       (8,570)       (35,941)
                                           --------      -------        -------
         Net cash used in investing
          activities                              -       (8,570)       (35,941)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock    499,999      124,949      1,750,815
  Options issued in exchange for services         -            -        178,630
                                            -------      -------      ---------
          Net cash provided by financing
           activities                       499,999      124,949      1,929,445
                                            -------      -------      ---------
NET (DECREASE) INCREASE IN CASH AND
  CASH EQUIVALENTS                          330,608     (205,163)       450,171

CASH, beginning of period                   119,563      215,949              -
                                            -------      -------        -------
CASH, end of period                       $ 450,171    $  10,786    $   450,171
                                            =======      =======        =======

SUPPLEMENTAL DISCLOSURE OF CASH
  FLOW INFORMATION:
    Cash paid during the period for-
      Income taxes                        $    513     $     793    $     2,369
                                           =======       =======        =======

SUPPLEMENTAL DISCLOSURE OF NONCASH
  FINANCING ACTIVITIES:
    Note received for exercise of options $      -     $       -    $   268,880
                                           =======      ========        =======

                           SOFTLOCK SERVICES, INC.
                        (A Development Stage Company)


                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998 AND 1997 AND THE PERIOD FROM
                INCEPTION (MAY 11, 1992) THROUGH JUNE 30, 1998

1. Management's representation of interim financial information
   ------------------------------------------------------------
   The accompanying financial statements have been prepared by SoftLock Services, Inc. without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted as allowed by such rules and regulations and management believes that the disclosures are adequate to make the information presented not misleading. These financial statements include all of the adjustments which, in the opinion of management, are necessary to a fair presentation of financial position and results of operations. All such adjustments are of a normal and recurring nature. These financial statements should be read in conjunction with the audited financial statements at December 31, 1997 included elsewhere herein.